Note 25	6 Months Ended
Jun. 30, 2024
Issued capital [abstract]
Disclosure of Common Stock [Text Block]	Capital
As of June 30, 2024 and December 31, 2023 BBVA’s share capital amounted to €2,824,009,877.85 and €2,860,590,786.20 divided into 5,763,285,465 and 5,837,940,380 shares, respectively. The variation is due to the partial execution, notified on May 24, 2024, of the share capital reduction resolution adopted by the Ordinary General Shareholders' Meeting of BBVA held on March 15, 2024, under item 3 of the agenda (see Note 4).
As of such dates mentioned, all shares were fully subscribed and paid-up, of the same class and series, of €0.49 par value each, and represented through book-entry accounts. All of the Bank´s shares carry the same voting and dividend rights, and no single stockholder enjoys special voting rights. Each and every share is part of the Bank’s capital.
BBVA is not aware of any direct or indirect interests through which control of the Bank may be exercised. BBVA has not received any information on stockholder agreements including the regulation of the exercise of voting rights at its Annual General Meetings or restricting or placing conditions on the free transferability of BBVA shares. BBVA is not aware of any agreement that could give rise to changes in the control of the Bank.
Resolutions of the Extraordinary General Shareholders' Meeting
The Extraordinary General Shareholders' Meeting of BBVA held on July 5, 2024 resolved, under item one of the agenda, to authorize an increase in its share capital for up to a maximum nominal amount of €551,906,524.05 by issuing and putting into circulation up to 1,126,339,845 ordinary shares with a par value of €0.49 each, of the same class and series, and with the same rights as the outstanding shares at such date, represented in book-entry form, with non-cash contributions for the purposes of covering the consideration of the voluntary tender offer for the acquisition of up to 100% of the shares of Banco de Sabadell, S.A. announced by BBVA.